Exhibit 10.41
CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN
SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
Aruba / ScanSource Distribution Agreement
Amendment 2
This Amendment 2 is made and entered into as of May 27, 2009 by and between ScanSource, Inc. (“ScanSource”) and Aruba Networks, Inc. (“Aruba”), and amends the Distribution Agreement, between ScanSource and Aruba, dated June 4, 2007 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
RECITALS
     A. Aruba and ScanSource desire to amend the Agreement to modify the discounting structure and make certain other changes.
     B. In accordance with Section 8.12 of the Agreement, any term of the Agreement may be amended only with the written consent of both parties.
     The parties hereby agree as follows:
1.	Section 4.4 is hereby amended and restated as follows:
4.4 Condition Precedent to Returns. As a condition precedent to returning Products, ScanSource shall request and Supplier shall issue a Return Material Authorization Number (RMA), provided, however, that in the event such RMA is not issued within 15 days of the request, ScanSource shall have the right to return any units of the Product(s) to Supplier without an RMA where such right would have existed under this Article IV, and Supplier shall be obligated to accept such return.
2.	Section 5.2 is hereby amended and restated as follows:
5.2 Payment. Except as otherwise set forth in this Agreement, any undisputed sum due to Supplier pursuant to this Agreement shall be payable net [***] ([***]) days after the shipping date. If agreed upon by both parties ScanSource may pay any invoice within [***] ([***]) days for a [***] percent ([***]%) discount. ScanSource must send all early payment requests in advance to dl-credit&collections@arubanetworks.com for review and approval by Supplier. Supplier shall invoice ScanSource no earlier than the applicable shipping date for the Products covered by such invoice. In the event Products are shipped from outside the United States directly to ScanSource, ScanSource shall not be invoiced prior to the Products being placed on a common carrier within the United States for final delivery to ScanSource. The due date for payment shall be extended during any time the parties have a bona fide dispute concerning such payment.
***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Section 5.8(b) is hereby amended and restated as follows:
5.8(b) Programs and Development Funds. Supplier shall provide ScanSource with marketing development funds (“MDF”) equal to [***] percent ([***]%) of Products sold to Customers by ScanSource. Such funds shall be used in connection with marketing programs to be mutually agreed upon by Supplier and ScanSource. All MDF funds must be used within twelve (12) months of the date they are accrued. ScanSource shall invoice Supplier for all marketing development and launch funds due ScanSource hereunder, and such invoices shall be due and payable within [***] ([***]) days after receipt or, at ScanSource’s option, ScanSource may deduct such amounts from amounts due Supplier. No more than [***] ([***]) percent of MDF may be used for Distributor training, and only as mutually agreed. Continued provision of marketing development funds, the level of such funds, and structure of the associated program(s) shall be at Supplier’s sole discretion.
4.	Exhibit A is hereby amended and restated as follows:
EXHIBIT A
PRODUCT AND PRICE LIST
[***]
***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	Exhibit B is hereby deleted.

6.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

7.	Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, Aruba and ScanSource have each caused this Amendment to be executed by its duly authorized representative, as of the day and year first above written.

SCANSOURCE, INC.		ARUBA NETWORKS, INC.

By:	/s/ Bruce Meyer	By:	/s/ Alexa King

Print Name:	Bruce Meyer	Print Name:	Alexa King

Title:	VP Merchandising	Title:	General Counsel

Date:	5/27/09	Date:	May 29, 2009